UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2017

CESCA THERAPEUTICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California		95742

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

          Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 21, 2017, Cesca Therapeutics Inc. (the “Company”), through its majority owned subsidiary ThermoGenesis Corp. (“ThermoGenesis”), entered into an International Distributor Agreement (the “Agreement”) with Boyalife W.S.N., a Chinese corporation (the “Distributor”). Under the terms of the Agreement, the Distributor was granted the exclusive right, subject to existing distributors and customers (if any), to develop, sell to, and service a customer base for ThermoGenesis’ AXP® (AutoXpress®) System and BioArchive System in the People’s Republic of China (excluding Hong Kong and Taiwan), Singapore, Indonesia, and the Philippines (the “Territories”).  The Agreement replaced the Company’s prior distribution agreement with Golden Meditech, which expired in August 2017 and had granted similar exclusive distribution rights in the Territories. Distributor is an affiliate of Dr. Xiaochun Xu, the Company’s Interim Chief Executive Officer and Chairman of the Board of Directors, and Boyalife (Hong Kong) Limited, the Company’s largest stockholder.

 The Distributor’s rights under the Agreement include the exclusive right to distribute AXP® Disposable Blood Processing Sets and use rights to the AXP® (AutoXpress®) System, BioArchive System and other accessories used for the processing of stem cells from cord blood in the Territories. Distributor is also appointed as the exclusive service provider to provide repairs and preventative maintenance to ThermoGenesis products in the Territories. The term of the Agreement is for three years with ThermoGenesis having the right to renew the Agreement for successive two-year periods at its option. However, ThermoGenesis has the right to terminate the Agreement early if Distributor fails to meet specified minimum purchase requirements.

The foregoing description of the Agreement is incomplete and is qualified by reference to the full text of the Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CESCA THERAPEUTICS INC.

Dated: August 25, 2017	/s/ Vivian Liu
Vivian Liu, Chief Operating Officer